Multi-Strategy Hedge Opportunities LLC

April 14, 2005

Supplement to the Prospectus dated September 30, 2004
and revised as of April 6, 2005.

        The Prospectus for Multi-Strategy Hedge Opportunities LLC (the “Company”) dated September 30, 2004 was revised on December 21, 2004 and again on April 6, 2005. This supplement identifies the changes made in each of these two revisions. In the December 21, 2004 revision, the only changes to the Prospectus were to clarify that the units of limited liability company interests (“Units”) in the Company would be sold only to “accredited investors” and to add an additional risk factor entitled “Inadequate Return.” The only changes to the Company’s Prospectus made in the April 6, 2005 revision were to (1) eliminate the statement that prospective investors must hold or establish brokerage accounts with a particular broker in order to purchase Units; (2) remove the name of the Company’s investment adviser from the front cover page of the Prospectus; and (3) update the toll free telephone number of the Company. Other than as described in this supplement, the Prospectus dated September 30, 2004 has not been changed or updated.